UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

       DATE OF REPORT (Date of earliest event reported): November 14, 2001

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                     000-31951              35-1594017
(State or other jurisdiction    (Commission File No.)       (IRS Employer
   of incorporation)                                      Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)


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Items 1-4.        Not Applicable

Item 5.           Other Events and Regulation FD Disclosure.

                  See attached press release.

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) (99) Press release dated November 14, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  November 14, 2001.

                                 MONROE BANCORP



                                 /s/ Kathryn E. Burns
                                 -----------------------
                                 Kathryn E. Burns
                                 Senior Vice President
                                 Chief Financial Officer

                                  EXHIBIT INDEX



(99)              Press release dated November 14, 2001